                                                                   Exhibit 21.1



                                                SLG SUBSIDIARIES

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            A                             B                                  C                                     D
         PROPERTY                      ENTITIES                       STATE OF FORMATION                   DATE OF FORMATION
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
70 West 36th Street            Green 70W36 Property LLC      a New York limited liability company            April 14, 1999
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                               Green 70W36 Manager LLC       a Delaware limited liability company            April 13, 1999
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36 WEST 44TH STREET            Green 36W44 Property LLC      a New York limited liability company            April 14, 1999
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                               Green 36W44 Manager LLC       a Delaware limited liability company            April 13, 1999
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35 WEST 43RD STREET            Green 35W43 Property LLC      a New York limited liability company            April 14, 1999
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                               Green 35W43 Manager LLC       a Delaware limited liability company            April 13, 1999
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633 THIRD AVENUE                Green 633 Property LLC       a New York limited liability company            April 14, 1999
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                                Green 633 Manager LLC        a Delaware limited liability company            April 15, 1999
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1414 AVE OF AM.                Green 1414 Property LLC       a New York limited liability company            April 14, 1999
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                                Green 1414 Manager LLC       a Delaware limited liability company            April 15, 1999
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1250 BROADWAY               Carlyle/SL Green 1250 Broadway   a New York limited liabilty company            August 23, 1999
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                               Green 1250 Broadway LLC       a Delaware limited liability company           August 27, 1999
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90 BROAD STREET                   Green 90 Broad LLC         a New York limited liability company          February 17, 1999
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286 MADISON AVE                 Green 286 Madison LLC        a New York limited liability company          February 17, 1999
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290 MADISON AVE                 Green 290 Madison LLC        a New York limited liability company          February 17, 1999
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292 MADISON AVE                 Green 292 Madison LLC        a New York limited liability company          February 17, 1999
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555 WEST 57TH ST                Green W.57th St., LLC        a New York limited liability company           January 7, 1999
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420 LEXINGTON AV               SLG Graybar Sublease LLC      a New York limited liability company            March 5, 1999
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                             SLG Graybar Mesne Lease LLC     a New York limited liability company            March 5, 1999
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                              SLG Graybar Sublease Corp.            a New York corporation                   March 8, 1999
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

                                                SLG SUBSIDIARIES
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            A                             B                                  C                                     D
         PROPERTY                      ENTITIES                       STATE OF FORMATION                   DATE OF FORMATION
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
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                            SLG Graybar Mesne Lease Corp.           a New York corporation                   March 5, 1999
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                                SLG Graybar Debt, LLC        a New York limited liability company           October 12, 1999
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711 THIRD AVE                      SLG 711 Fee LLC           a New York limited liability company          September 13, 1999
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                                  SLG 711 Third LLC          a New York limited liability company          September 13, 1999
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                            Green 711 Mortgage Manger LLC    a Delaware limited liability company          September 9, 1999
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                              Green 711 Fee Manager LLC      a Delaware limited liability company          September 9, 1999
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                            Green 711 Sublease Manger LLC    a Delaware limited liability company          September 10, 1999
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                                   Green 711 LM LLC          a New York limited liability company          September 9, 1999
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1140 AVE.OF AM.               New Green 1140 Realty LLC      a New York limited liability company            July 30, 1997
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1412 BROADWAY                  Green 1412 Broadway LLC       a New York limited liability company            July 30, 1998
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50 WEST 23RD ST.              New Green 50W23 Realty LLC     a New York limited liability company            August 7, 1997
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673 FIRST AVE.                 New Green 673 Realty LLC      a New York limited liability company            July 30, 1997
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17 BATTERY                        SLG 17 Battery LLC         a New York limited liability company          November 10, 1997
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1370 AVE OF AM                 SLG 1370 Acquisition LLC      a New York limited liability company             May 4, 1999
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                                 SLG 1370 Option LLC         a New York limited liability company             May 4, 1999
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100 PARK AVENUE                    SLG 100 Park LLC          a Delaware limited liability company           January 27, 2000
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                                SL Green 100 Park LLC        a New York limited liability company          November 12, 1999
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180 MADISON AVENUE           GREEN 180 MADISON AVENUE LLC    a New York limited liability company          November 29, 2000
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321 WEST 44TH STREET               SLG 321 W 44 LLC          a New York limited liability company          March 15, 2000
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469 SEVENTH AVENUE               Green 469 Seventh LLC       a New York limited liability company          October 11, 2000
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1370 BROADWAY                   Green 1370 Broadway LLC      a New York limited liability company          December 29, 2000
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

                              GENERAL INFORMATION:
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SL Green Realty Corp., a Maryland corporation formed June 10, 19997
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SL Green Operating Partnership L.P., a Delaware limited partnership formed June
10, 1997
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SL Green Management LLC, a Delaware limited liability company formed July 31,
1997
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SL Green Management Corp., a New York corporation formed October 22, 1985
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Emerald City Construction LLC, a New York limited liability company formed June
30, 1999
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SLG Leasing LLC, a New York limited liability company formed June 30, 1999
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SLG Elevator Holdings, LLC, a Delaware limited liability company formed May 11,
2000
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SLG Funding LLC, a New York limited liability company formed June 30, 1999
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eEmerge Inc., a Delaware corporation formed June 5, 2000
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SLG IRP Realty LLC, a New York limited liability company formed March 24, 2000
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